UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Ally Financial Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts ALLY FINANCIAL INC. 2021 Annual Meeting of Stockholders Vote by May 3, 2021 11:59 PM ET ALLY FINANCIAL INC. 500 WOODWARD AVENUE MC: MI-01-10-CORPSEC DETROIT, MICHIGAN 48226 D33414-P50771 You invested in ALLY FINANCIAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the 2021 Annual Meeting of Stockholders to be held on May 4, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 20, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com,(2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 4, 2021 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ALLY2021 *Please check the meeting materials for any special requirements for attending the virtual-meeting Internet webcast. V1

# Vote at www.ProxyVote.com

## THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>1a. Franklin W. Hobbs | For |
| 1b. Kenneth J. Bacon | For |
| 1c. Katryn (Trynka) Shineman Blake | For |
| 1d. Maureen A. Breakiron-Evans | For |
| 1e. William H. Cary | For |
| 1f. Mayree C. Clark | For |
| 1g. Kim S. Fennebresque | For |
| 1h. Marjorie Magner | For |
| 1i. Brian H. Sharples | For |
| 1j. John J. Stack | For |
| 1k. Michael F. Steib | For |
| 1l. Jeffrey J. Brown | For |
| 2. Advisory vote on executive compensation. | For |
| 3. Advisory vote on the frequency of the stockholder advisory vote on executive compensation. | 1 Year |
| 4. Approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 4, 2021. | For |
| 5. Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 4, 2021. | For |
| 6. Approval of the Ally Financial Inc. Employee Stock Purchase Plan, amended and restated effective as of May 4, 2021. | For |
| 7. Ratification of the Audit Committee's engagement of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2021. | For |
| **NOTE:** The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof. | |

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